UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2004

SELECTICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26130	77-0432030

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 West Plumeria Drive
San Jose, CA 95134
(408) 570-9700

(Addresses, including zip code, and telephone numbers,
including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 3, 2004, Selectica, Inc. (“Selectica”) issued a press release announcing that it has entered into a definitive agreement to acquire I-many, Inc. (“I-many”). Under the terms of the agreement, Selectica will pay $1.55 per share in cash for all outstanding shares of I-many common stock, for a total transaction value of approximately $70 million. The completion of the transaction is subject to the satisfaction of certain conditions.

Further details are contained in Selectica and I-many’s joint press release dated December 3, 2004, attached as Exhibit 99.1 hereto and incorporated by reference herein.

Additional Information and Where to Find It

In connection with the proposed acquisition, Selectica and I-many intend to file relevant materials with the SEC, including I-many’s proxy statement on Schedule 14A. INVESTORS AND SECURITY HOLDERS OF I-MANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING I-MANY’S PROXY STATEMENT, ONCE IT IS FILED, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the proxy statement and other relevant documents free of charge at the SEC’s website, http://www.sec.gov, and I-many stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from I-many. Such documents are not currently available.

Participants in Solicitation

Selectica and its directors and executive officers, and I-many and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of I-many common stock in respect of the proposed transaction. Information about the directors and executive officers of Selectica is set forth in its proxy statement filed with the SEC on July 29, 2004. Information about Vincent G. Ostrosky, Selectica’s President, Chief Executive Officer and Chairman of the Board of Directors, is set forth in Selectica’s Form 8-K filed with the SEC on October 21, 2004. Information about the directors and executive officers of I-many is set forth in its proxy statement filed with the SEC on April 28, 2004. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement regarding the merger when it becomes available.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99.1 Joint Press Release dated December 3, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: December 3, 2004	By:	/s/ Vincent Ostrosky
Vincent Ostrosky
Chairman, President and Chief Executive Officer

DATE: December 3, 2004	By:	/s/ Stephen Bennion
Stephen Bennion
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

Exhibit 99.1	Joint Press Release dated December 3, 2004.